UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 21, 2012

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Credit Ratings: As part of its review of ratings of a number of global financial institutions, on June 21, 2012, Moody’s Investors Service (Moody’s) downgraded the credit ratings for The Goldman Sachs Group, Inc. (Group Inc.), Goldman Sachs Bank USA (GS Bank USA) and a number of other global financial institutions. Moody’s current unsecured credit ratings for Group Inc., GS Bank USA and Goldman, Sachs & Co. (GS&Co.) as of June 21, 2012 are provided below:

	Short-Term Debt	Long-Term Debt[1]	Subordinated Debt	Rating Outlook	Trust Preferred[2]	Preferred Stock[3]	Rating Outlook

Group Inc.	P-2	A3	Baa1	Negative	Baa3	Ba2	Stable

[1]	Includes the senior guaranteed trust securities issued by Murray Street Investment Trust I.
[2]	Trust preferred securities issued by Goldman Sachs Capital I.
[3]	Includes Group Inc.’s non-cumulative preferred stock and the Normal Automatic Preferred Enhanced Capital Securities (APEX) issued by Goldman Sachs Capital II and Goldman Sachs Capital III.

	Short-Term Debt	Short-Term Bank Deposits	Long-Term Debt	Long-Term Bank Deposits	Rating Outlook

GS Bank USA	P-1	P-1	A2	A2	Stable
GS&Co.	P-1	N/A	N/A	N/A	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: June 21, 2012	By:	/s/ Kenneth L. Josselyn
		Name:	Kenneth L. Josselyn
		Title:	Assistant Secretary